ERC LIFE REINSURANCE CORPORATION
                       Statements of Income and Cash Flows
               For the Nine-Month Period Ended September 30, 2003
                   (With Independent Auditors' Report Thereon)

                        ERC LIFE REINSURANCE CORPORATION

                                Table of Contents

                                                                            Page


Independent Auditors' Report..................................................3
Statement of Income, Nine-month period ended September 30, 2003...............4
Statement of Cash Flows, Nine-month period ended September 30, 2003...........5
Notes to Financial Statements.................................................6

                          Independent Auditors' Report

The Board of Directors
ERC Life Reinsurance Corporation:

We have audited the accompanying statements of income and cash flows of ERC Life Reinsurance Corporation (the Company) for the nine-month period ended September 30, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in note 1, the accompanying financial statements contain certain adjustments made to reflect the ongoing operations of the Company.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of ERC Life Reinsurance Corporation for the nine-month period ended September 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
Kansas City, Missouri
February 15, 2004

                        ERC LIFE REINSURANCE CORPORATION

                               Statement of Income

               For the nine-month period ended September 30, 2003

                             (Dollars in thousands)

Revenues:
   Net premiums earned                                                                      $  106,537
   Net investment income                                                                        28,936
   Net realized gains on investments                                                             1,644
   Other revenues                                                                                3,000
                                                                                            ----------
            Total revenues                                                                     140,117
                                                                                            ----------
Costs and expenses:
   Claims, claim expenses and policy benefits                                                  108,936
   Commission and expense allowance                                                             11,502
   Amortization of insurance acquisition costs and present value of future profits               7,706
   Other operating costs and expenses                                                            7,735
                                                                                            ----------
            Total costs and expenses                                                           135,879
                                                                                            ----------
            Earnings before taxes and discontinued operations                                    4,238

Income tax expense                                                                               1,084
                                                                                            ----------
            Earnings before discontinued operations                                              3,154

Income from discontinued operations                                                             61,152
                                                                                            ----------
            Net income                                                                      $   64,306
                                                                                            ==========

See accompanying notes to financial statements

                        ERC LIFE REINSURANCE CORPORATION

                             Statement of Cash Flows

               For the nine-month period ended September 30, 2003

                             (Dollars in thousands)

Cash flows from operating activities:
     Net earnings from continuing operations                                                  $   3,154
     Net earnings from discontinued operations                                                   61,152
     Amortization of insurance acquisition costs and present value of future profits              7,706
     Adjustments to reconcile net earnings to cash provided
       by operating activities:
          Increase in other liabilities                                                         123,198
          Decrease in other reinsurance payables                                                (72,245)
          Increase in reinsurance recoverables                                                  (41,277)
          Claims and claim expenses                                                              23,768
          Funds held by reinsured companies                                                      25,524
          Increase in investment in subsidiary                                                  (90,397)
          Insurance acquisition costs deferred                                                   (1,349)
          Realized gains on investments                                                          (1,644)
          Other operating activities                                                              2,674
                                                                                              ---------
                Net cash provided by operating activities                                        40,264
                                                                                              ---------
Cash flows from investing activities:
     Fixed maturity securities available for sale
          Purchases                                                                            (100,895)
          Sales                                                                                 114,162
                                                                                              ---------
                Cash from investing activities                                                   13,267
                                                                                              ---------
Cash flows from financing activities:
     Net contract accumulation payments                                                          (9,791)
                                                                                              ---------
                Net cash used in financing activities                                            (9,791)
                                                                                              ---------
                Increase in cash and cash equivalents                                            43,740

Cash and cash equivalents, beginning of year                                                    (61,244)
                                                                                              ---------
Cash and cash equivalents, end of year                                                        $ (17,504)
                                                                                              =========
Supplemental disclosure of cash flow information:
     Cash paid during the year for taxes                                                      $  22,200

See accompanying notes to financial statements.

                        ERC LIFE REINSURANCE CORPORATION

                          Notes to Financial Statements

               For the Nine-month Period Ended September 30, 2003

(1)   Basis of Presentation

      ERC Life Reinsurance Corporation (ERC Life), referred to as "we", "us" or "our" in this report, is a wholly owned subsidiary of Employers Reinsurance Corporation (ERC).

      On October 24, 2003, ERC reached agreement to sell 95% of the common stock of ERC Life to Scottish Holdings, Inc. In order to facilitate the transaction, on October 23, 2003, 100% of the common stock of ERC Life's wholly owned subsidiary, Employers Re Corporation (UK) Limited (UK Life) was dividended to ERC. Additionally, the Company entered into reinsurance agreements with Employers Reassurance Corporation (ERAC) and ERC effective October 1, 2003 to retrocede all of its outstanding health reinsurance business. In addition, other adjustments were recorded to reflect the tax effect of the UK Life dividend, effects of foreign currency hedging activities associated with UK Life, and non-recurring adjustments for administrative activities with the parent. The effect of these transactions is that ERC, the seller, will have a continuing interest in the operation of ERC Life, as sold. However, ERC Life will not have any continuing interest in these activities. Therefore, the effects of these transactions have been excluded from income from continuing operations in the financial statements, and are identified as discontinued operations.

      The following summarizes the historical ERC Life parent only income and expense as well as the items identified above that are not being transferred to Scottish Holdings, Inc.

                                                                     ERC Life
                                                                    Parent Only    Adjustments
                                                                    -----------    -----------
           Revenues:
                Net premiums earned                                $  117,314     $  (10,777)
                Net investment income                                 121,860        (92,924)
                Net realized gains on investments                       1,644              -
                Other revenues                                          4,904         (1,904)
                                                                   ----------     ----------
                    Total revenues                                    245,722       (105,605)
                                                                   ----------     ----------
           Costs and expenses:
                Claims, claim expenses and policy benefits            127,245        (18,309)
                Commission and expense allowance                       15,906         (4,404)
                Amortization of insurance acquisition costs and
                    present value of future profits                     9,085         (1,379)
                Other operating costs and expenses                      7,072            663
                                                                   ----------     ----------
                    Total costs and expenses                          159,308        (23,429)
                                                                   ----------     ----------
                    Earnings before taxes                              86,414        (82,176)

           Income tax expense                                          22,108        (21,024)
                                                                   ----------     ----------
                    Net income                                     $   64,306     $  (61,152)
                                                                   ==========     ==========

                        ERC LIFE REINSURANCE CORPORATION

                          Notes to Financial Statements

               For the Nine-month Period Ended September 30, 2003

      The accompanying financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America
      (GAAP), which, as to the insurance company businesses, vary from statutory accounting practices prescribed or permitted by insurance regulatory authorities. The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

(2)   Summary of Significant Accounting Policies

      (a)  Revenue Recognition and Related Expenses

           Revenues from traditional insurance contracts are recognized as revenues when due or over the terms of the policies. For universal life contracts and investment contracts, premiums received are reported as liabilities (accumulated contract values), not as revenues. Revenues from universal life contracts and investment contracts are recognized for assessments made against the policyholder's accumulated contract values for insurance, policy administration, surrenders and other authorized charges throughout the life of the policy.

           Future policy benefits for traditional life and health contracts represent the present value of such benefits based on mortality and other assumptions which were appropriate at the time the policies were issued or at the date of purchase. Interest rate assumptions used in calculating the present value generally ranged from 5% to 7% at September 30, 2003. Interest rates credited to universal life contracts and investment contracts are generally guaranteed for a specified time period with renewal rates determined by the issuing insurance company. Such crediting interest rates generally ranged from 3% to 6% during the first nine months of 2003.

      (b)  Investment Income and Realized and Unrealized Gains and Losses

           Substantially all of our fixed maturity securities and marketable equity securities have been designated as available-for-sale. We regularly review investment securities for impairment based on criteria that include: (1) the extent to which the investment's carrying value exceeds its related market value; (2) the duration of the market decline; and (3) the financial health of and specific prospects for the issuer. Unrealized losses that are other than temporary are recognized in earnings. Realized gains and losses on sales of investments are determined on the specific-identification method. Investment income is recognized as earned and includes the accretion of discounts and amortization of premiums related to fixed maturity securities.

                        ERC LIFE REINSURANCE CORPORATION

                          Notes to Financial Statements

               For the Nine-month Period Ended September 30, 2003

      (c)  Deferred Acquisition Costs and Present Value of Future Profits

           The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.

           For traditional life, accident and health and group health products, deferred policy acquisition costs are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate future policy benefits. For universal life contracts and investment contracts, the amortization is based on the anticipated gross profits from investments, surrender and other charges net of interest credited, mortality and maintenance expenses. As actual gross profits vary from projected gross profits, the impact on amortization is included in net income.

           Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale.

           The actuarially determined present value of anticipated net cash flows to be realized from insurance, annuity and investment contracts in force at the date of acquisition of life insurance enterprises is recorded as the present value of future profits ("PVFP", an intangible asset) and is amortized over the respective policy terms in a manner similar to deferred insurance acquisition costs. Unamortized balances are subject to review for impairment using updated estimates of future cash flows. Impairments, if any, when identified are charged to operations when incurred.

      (d)  Federal Income Taxes

           We utilize the liability method in accounting for income taxes, whereby deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws.

      (e)  Cash and Cash Equivalents

           Cash includes cash on hand, demand deposits, certificates of deposit and investments in money-market mutual funds. Investment securities with an original maturity greater than three months but less than one year are classified as short-term investment securities and transactions, as such, are considered investing activities in the statement of cash flows.

                        ERC LIFE REINSURANCE CORPORATION

                          Notes to Financial Statements

               For the Nine-month Period Ended September 30, 2003

(3)   Investment Income

      Major categories of investment income as of September 30, 2003 are summarized as follows (in thousands):

        Gross investment income:
           Fixed maturity securities                               $  26,658
           Equity securities                                             232
           Short-term investment securities                              522
           Securities and indebtedness of related parties              1,753
                                                                   ---------
                                                                      29,165
           Investment expenses                                           229
                                                                   ---------
                     Net investment income                         $  28,936
                                                                   =========

      The sales proceeds and realized gains and losses on investment securities as of September 30, 2003 are summarized as follows (in thousands):

           Sales proceeds from fixed maturity securities           $ 114,162
                                                                   =========

           Net realized gains on investments before income taxes:
               Fixed maturities:
                 Gross realized gains                              $   2,126
                 Gross realized losses                                  (482)
                                                                   ---------
                    Total net realized gains before income taxes   $   1,644
                                                                   =========


      There are no unrealized losses that are other than temporary recognized in earnings for the nine-month period ended September 30, 2003.

(4)   Amortization of Intangible Assets

      The Present Value of Future Profits (PVFP) was determined using risk adjusted discount rates from 5% to 7% and the interest rates selected for the valuation were determined based on the applicable interest rate and the risk inherent in the realization of the estimated future profits at the date of the respective acquisitions. PVFP is being amortized using the interest method over the duration of the related life business, approximately 20 years, as the premiums on the books of business are recognized. Amortization expense for PVFP in future periods will be affected by acquisitions, realized capital gains/losses or other factors affecting the ultimate amount of gross profits realized from certain lines of business. Similarly, future amortization expense for other intangibles will depend on acquisition activity and other business transactions.

      The amortization of DAC and PVFP for the nine-month period ended September 30, 2003 was $4,191 and $3,515, respectively.

                        ERC LIFE REINSURANCE CORPORATION

                          Notes to Financial Statements

               For the Nine-month Period Ended September 30, 2003

(5)   Income Taxes

      The impact of income taxes on our operating results as of September 30, 2003 is summarized below (with income tax benefits reflected as positive amounts and income tax expenses reflected as negative amounts):

               Current year tax expense             $  8,283
               Deferred tax expense                   (7,199)
                                                    --------
                    Income taxes incurred           $  1,084
                                                    ========


      Our effective income tax rate on pre-tax income differs from the prevailing U.S. corporate federal income tax rate and is summarized as follows for the nine-month period ended September 30, 2003:

               Corporate federal income tax rate          35 %
               Dividends received deduction              (10)%
               Meals & entertainment                       1 %
                                                      --------
                    Effective Tax rate                    26 %
                                                      ========

(6)   Reinsurance

      In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

      Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

      The effect on reinsurance premiums for the nine-month period ended September 30, 2003 was as follows (in thousands):

               Direct                             $      103
               Assumed                               234,778
               Ceded                                (128,344)
                                                  ----------
                    Net                           $  106,537
                                                  ==========

                        ERC LIFE REINSURANCE CORPORATION

                          Notes to Financial Statements

               For the Nine-month Period Ended September 30, 2003

         The effect on reinsurance claims, claim expenses and policy benefits incurred during the nine-month period ended September 30, 2003 was as follows (in thousands):

               Direct                             $        -
               Assumed                               263,544
               Ceded                                (154,608)
                                                  ----------
                     Net                          $  108,936
                                                  ==========

      Reinsurance programs remaining after the sale date are primarily related to traditional life reinsurance business.

(7)   Commitments and Contingencies

      There are no pending legal proceedings beyond the ordinary course of business that, in our opinion, based on information available at the date of this report, would have a material adverse effect on our results of operations.

(8)   Accounting Changes

      We adopted Financial Accounting Standards Board (FASB) Interpretation No.
      (FIN) 46, Consolidation of Variable Interest Entities, on July 1, 2003. While FIN 46 represents a significant change in accounting principles governing consolidation, it does not change the economic or legal characteristics of asset sales. The adoption of FIN 46 did not have a material effect on our operating results or cash flows.

      Subsequent to these financial statements in December 2003, the Financial Accounting Standards Board (FASB) modified FIN 46, Consolidation of Variable Interest Entities (with FIN 46R), amending FIN 46 and deferring its application in certain cases. Our adoption of FIN 46 on July 1, 2003, was unchanged by FIN 46R.

      In April 2003, the FASB finalized SFAS 133 Implementation Issue No. B36, Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under those Instruments. In summary, the FASB determined that modified coinsurance arrangements where the ceding insurer withholds funds may include an embedded derivative that must be bifurcated from the host instrument if it is not clearly and closely related to such host instrument. This situation often arises when the interest rate on the funds held balance is linked to the actual performance of a specified pool of assets. This guidance is effective on the first day of the first fiscal quarter beginning after September 15, 2003. This required change in accounting has no impact on cash and does not change the cumulative yield that will be received and/or paid over the life of the underlying funds withheld. While we do not believe the impact of this accounting change will have a material impact on our future operating results, the requirement to mark to market the credit risk component within the referenced pool of assets will result in a greater level of reported income volatility than the accounting approach previously applied.